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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT



Navistar International Corporation:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated December 14, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Navistar International Corporation for the year ended October 31, 1998.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
May 5, 1999
Chicago, Illinois


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